UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: August 20, 2019
(Date of earliest event reported)

THE YORK WATER COMPANY
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	001-34245	23-1242500
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

130 EAST MARKET STREET, YORK, PENNSYLVANIA	17401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (717) 845-3601

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company  ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ◻

Securities registered pursuant to Section 12(g) of the Act:

COMMON STOCK, NO PAR VALUE	YORW	The NASDAQ Global Select Market
(Title of Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

THE YORK WATER COMPANY

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The York Water Company (the “Company”) has appointed Mark A. Wheeler to the officer position of Chief Administrative Officer effective September 16, 2019.  Prior to joining the Company, Mr. Wheeler was the Chief Financial Officer for Knott Mechanical, Hunt Valley, MD from July 2015 to August 2019, Chief Financial Officer for New Standard Corporation, York, PA from January 2006 to July 2015, Senior Manager, Financial Analysis for Armstrong World Industries, Lancaster, PA from November 2004 to January 2006, and Site Controller for Armstrong World Industries, Lancaster, PA from March 2003 to November 2004.  Prior to that, Mr. Wheeler held various positions of increasing responsibility for York International Corporation and Gichner Systems Group.

As an officer of the Company, Mr. Wheeler will be entering into a supplemental retirement agreement and a change in control agreement with benefits, terms and conditions similar to those of the other Named Executive Officers (with the exception of the President and CEO) which are described in the Company’s proxy statement filed on March 22, 2019 in the “Compensation of Directors and Executive Officers” section.  The Company intends to file a copy of Mr. Wheeler’s agreements as exhibits to the Company’s next regularly scheduled quarterly report on Form 10-K or Form 10-Q to be filed with the U.S. Securities and Exchange Commission after approval by the Compensation Committee of the Board of Directors.

There are no arrangements or understandings between Mr. Wheeler and any other person pursuant to which Mr. Wheeler was selected as an officer, and there are and have been no transactions since the beginning of the Company’s last fiscal year, or currently proposed, regarding Mr. Wheeler that is required to be disclosed by Item 404(a) of Regulation S-K.

THE YORK WATER COMPANY

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE YORK WATER COMPANY

/s/ Matthew E. Poff
Date: August 20, 2019	Matthew E. Poff
Chief Financial Officer